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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 29, 2004

IMH ASSETS CORP. (as depositor under a Series 2004-8 Indenture dated as of September 29, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds Series 2004-8)

                                IMH Assets Corp.
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             (Exact name of registrant as specified in its charter)

             CALIFORNIA            333-117817-01           33-0705301
             ----------            -------------           ----------
    (State or Other Jurisdiction    (Commission        (I.R.S. Employer
          of Incorporation)         File Number)      Identification No.)


1401 Dove Street
Newport Beach, California                                   92660
-------------------------                                   -----
(Address of Principal                                     (Zip Code)
Executive  Offices)

Registrant's telephone number, including area code, is (949) 475-3600


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
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.     Completion  of Acquisition or Disposition of Assets.
               -------------- ------------------------------------

               For a description of the Bonds and the Mortgage Pool, refer to the Indenture.

Item 9.01.     Financial  Statements  and  Exhibits.
               ------------------------------------

               (a)  Not applicable

               (b)  Not applicable

               (c)  Exhibits:

EXHIBIT NO.  DESCRIPTION
-----------  -------------------------------------------------------
3.1          Amended and Restated Trust Agreement, dated as of
             September 29, 2004, among IMH Assets Corp., as
             Depositor, Wilmington Trust Company, as Owner Trustee
             and Deutsche Bank National Trust Company, as
             Certificate Registrar and Certificate Paying Agent,
             Collateralized Asset-Backed Bonds, Series 2004-8.

EXHIBIT NO.  DESCRIPTION
-----------  -------------------------------------------------------
4.1          Indenture, dated as of September 29, 2004, between
             Impac CMB Trust Series 2004-8 as Issuer and Deutsche
             Bank National Trust Company, as Indenture Trustee,
             Collateralized Asset-Backed Bonds, Series 2004-8. (In
             accordance with Rule 202 of Regulation S-T, Exhibit B,
             the Mortgage Loan Schedule, is being filed in paper
             pursuant to a continuing hardship exemption.)
EXHIBIT NO.  DESCRIPTION
-----------  -------------------------------------------------------
99.1         Servicing Agreement, dated as of September 29 2004,
             between Impac Funding Corporation, as Master Servicer,
             Impac CMB Trust Series 2004-8, as Issuer and Deutsche
             Bank National Trust Company, as Indenture Trustee,
             Collateralized Asset-Backed Bonds, Series 2004-8. (In
             accordance with Rule 202 of Regulation S-T, Exhibit A,
             the Mortgage Loan Schedule, is being filed in paper
             pursuant to a continuing hardship exemption.)

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            IMH  ASSETS  CORP.

                                            By:  /s/  Richard J. Johnson
                                               -------------------------------
                                            Name:  Richard J. Johnson
                                            Title: EVP/CFO


Dated:  October 14, 2004

                                  EXHIBIT INDEX


         Sequentially
Exhibit  Numbered
Number   Description
-------  -----------
3.1      Amended and Restated Trust Agreement, dated as of September 29
         2004, among IMH Assets Corp., as Depositor, Wilmington Trust
         Company, as Owner Trustee and Deutsche Bank National Trust
         Company, as Certificate Registrar and Certificate Paying Agent,
         Collateralized Asset-Backed Bonds, Series 2004-8.

4.1      Indenture dated as of September 29 2004, between Impac CMB Trust
         Series 2004-8, as Issuer and Deutsche Bank National Trust Company, as Indenture Trustee, Collateralized Asset-Backed Bonds, Series
         2004-8. (In accordance with Rule 202 of Regulation S-T, Exhibit B, the Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)

99.1     Servicing Agreement, dated as of September 29 2004, between Impac
         Funding Corporation, as Master Servicer, Impac CMB Trust Series
         2004-8, as Issuer and Deutsche Bank National Trust Company, as
         Indenture Trustee, Collateralized Asset-Backed Bonds, Series 2004-8.
         (In accordance with Rule 202 of Regulation S-T, Exhibit A, the
         Mortgage Loan Schedule, is being filed in paper pursuant to a continuing hardship exemption.)